11
                    RALPHS GROCERY COMPANY

             FOURTH AMENDMENT TO CREDIT AGREEMENT



         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 7, 1996 and entered into by and among Food 4 Less Holdings, Inc., a Delaware corporation ("NEW HOLDINGS"), Ralphs Grocery Company, a Delaware corporation and legal successor to Food 4 Less Supermarkets, Inc. ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), the Co-Agents and Co-Arrangers listed on the signature pages hereof and Bankers Trust Company, as administrative agent for Lenders ("AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 14, 1995, by and among New Holdings, Company, the Lenders, the Co-Agents and Co-Arrangers party thereto, and Agent, as amended by that certain First Amendment dated as of August 18, 1995, that certain Second Amendment dated as of December 11, 1995 and that certain Third Amendment dated as of March 8, 1996 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                           RECITALS

         WHEREAS, New Holdings, Company and Lenders desire to amend the Credit Agreement to (i) provide for additional Term Loans in the aggregate principal amount of $125 million, the proceeds of which will be used to prepay Tranche A Term Loans in forward order of maturity, (ii) amend certain of the negative covenants contained therein and (iii) make certain other amendments, all as more specifically set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         1.1  AMENDMENTS TO SECTION 1:  DEFINITIONS

         A. CERTAIN DEFINED TERMS. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

              (1) by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

             "`ADDITIONAL CLASS' means, with respect to Lenders, each additional class of Lenders under this Agreement, with there being two separate additional classes of Lenders, i.e., (i) Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure (taken together as a single class) and (ii) Lenders having Tranche B Term Loan Exposure, Lenders having Tranche C Term Loan Exposure, Lenders having Tranche D Term Loan Exposure, Lenders having Tranche E Term Loan Exposure, Lenders having Tranche F Term Loan Exposure and/or Lenders having Tranche G Term Loan Exposure (taken together as a single class).

             `FOURTH AMENDMENT' means the Fourth Amendment to Credit Agreement dated as of November 7, 1996, among New Holdings, Company, Lenders and Agent.

             `FOURTH AMENDMENT EFFECTIVE DATE' means the date on which the conditions precedent to the effectiveness of the Fourth Amendment set forth in Section 2 thereof shall have been satisfied.

             `MAJORITY LENDERS' means Lenders having or holding a majority of the sum of: the aggregate Term Loan Exposure of all Types of all Term Lenders plus the aggregate Revolving Loan Exposure of all Revolving Lenders.

             `MAJORITY ADDITIONAL CLASS LENDERS' means, at any time, (i) for the Additional Class Lenders having Tranche A Term Loan Exposure and/or Revolving Loan Exposure, Lenders having or holding 66 and _% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, and (ii) for the Additional Class Lenders having Tranche B Term Loan Exposure, Tranche C Term Loan Exposure, Tranche D Term Loan Exposure, Tranche E Term Loan Exposure, Tranche F Term Loan Exposure and/or Tranche G Term Loan Exposure, Lenders having or holding 66 and _% of the sum of the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Tranche C Term Loan Exposure of all Lenders plus the aggregate Tranche D Term Loan Exposure of all Lenders plus the aggregate Tranche E Term Loan Exposure of all Lenders plus the aggregate Tranche F Term Loan Exposure of all Lenders plus the aggregate Tranche G Term Loan Exposure of all Lenders.

             `TRANCHE E TERM LENDER' or `TRANCHE E TERM LENDERS' means the Lender or Lenders having a Tranche E Term Loan Commitment or having a Tranche E Term Loan outstanding.

             `TRANCHE E TERM LOAN COMMITMENT' means the commitment of a Tranche E Term Lender to make a Tranche E Term Loan to Company pursuant to subsection 2.1A(vii), and `TRANCHE E TERM LOAN COMMITMENTS' means such commitments of all Tranche E Term Lenders in the aggregate.

             `TRANCHE E TERM LOANS' means the Loans made by Tranche E Term Lenders to Company pursuant to subsection 2.1A(vii).

             `TRANCHE F TERM LENDER' or `TRANCHE F TERM LENDERS' means the Lender or Lenders having a Tranche F Term Loan Commitment or having a Tranche F Term Loan outstanding.

             `TRANCHE F TERM LOAN COMMITMENT' means the commitment of a Tranche F Term Lender to make a Tranche F Term Loan to Company pursuant to subsection 2.1A(viii), and `TRANCHE F TERM LOAN COMMITMENTS' means such commitments of all Tranche F Term Lenders in the aggregate.

             `TRANCHE F TERM LOANS' means the Loans made by Tranche F Term Lenders to Company pursuant to subsection 2.1A(viii).

             `TRANCHE G TERM LENDER' or `TRANCHE G TERM LENDERS' means the Lender or Lenders having a Tranche G Term Loan Commitment or having a Tranche G Term Loan outstanding.

             `TRANCHE G TERM LOAN COMMITMENT' means the commitment of a Tranche G Term Lender to make a Tranche G Term Loan to Company pursuant to subsection 2.1A(ix), and `TRANCHE G TERM LOAN COMMITMENTS' means such commitments of all Tranche G Term Lenders in the aggregate.

             `TRANCHE G TERM LOANS' means the Loans made by Tranche G Term Lenders to Company pursuant to subsection 2.1A(ix).";

              (2) by deleting the definitions "NOTES", "TERM LOANS", "TERM NOTES", and "TYPE" in their entirety and substituting the following therefor:

             "`NOTES' means one or more of the Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

             `TERM LOANS' means one or more of the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Tranche D Term Loans, the Tranche E Term Loans, the Tranche F Term Loans or the Tranche G Term Loans.

             `TERM NOTES' means (i) the promissory notes of Company evidencing the Term Loans of a Type of Term Loan issued pursuant to subsection 2.1E on the Closing Date or on the Fourth Amendment Effective Date, and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 11.1B(i) in connection with assignments of the Term Loan Commitments of such Type or of the Term Loans of such Type, in each case substantially in the form of Exhibits IV-VII annexed hereto in the case of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans, respectively, and substantially in the form of Exhibits XXVI-A, XXVI-B and XXVI-C annexed hereto, in the case of Tranche E Term Loans, Tranche F Term Loans and Tranche G Term Loans, respectively, in each case as they may be amended, supplemented or otherwise modified from time to time.

             `TYPE' means a Term Loan, a Revolving Loan or a Swing Line Loan (each of which is a "TYPE" of Loan) and with respect to a Term Loan, a Tranche A Term Loan, a Tranche B Term Loan, a Tranche C Term Loan, a Tranche D Term Loan, a Tranche E Term Loan, a Tranche F Term Loan or a Tranche G Term Loan (each of which is a "TYPE" of Term Loan)."; and

              (3) by deleting the phrase "Requisite Lenders" each place it appears in the definitions of "REQUIRED DISPOSITION" and "SUBORDINATED INDEBTEDNESS" and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

                  1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         A. COMMITMENTS. Subsection 2.1A of the Credit Agreement is hereby amended as follows:

         (1) by deleting the first sentence thereof in its entirety and by substituting therefor the following:

             "Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Holdings and Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i)-(v) and 2.1A(vii)-(ix), as applicable, and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(vi)."; and

         (2)  by adding after paragraph (vi) thereof the following:

             "(vii)    Tranche E Term Loans.  Each Tranche E Term Lender
    severally agrees to lend to Company on the Fourth Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche E Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Tranche E Term Lender's Tranche E Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche E Term Loan Commitments is $75,000,000; provided that the Tranche E Term Loan Commitments of Tranche E Term Lenders shall be adjusted to give effect to any assignments of the Tranche E Term Loan Commitments pursuant to subsection 11.1B. Each Tranche E Term Lender's Tranche E Term Loan Commitment shall expire immediately and without further action on November 27, 1996 if the Tranche E Term Loans are not made on or before that date. Company may make only one borrowing on the Fourth Amendment Effective Date under the Tranche E Term Loan Commitments. Amounts borrowed under this subsection 2.1A(vii) and subsequently repaid or prepaid may not be reborrowed.

             (viii) Tranche F Term Loans. Each Tranche F Term Lender severally agrees to lend to Company on the Fourth Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche F Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Tranche F Term Lender's Tranche F Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche F Term Loan Commitments is $25,000,000; provided that the Tranche F Term Loan Commitments of Tranche F Term Lenders shall be adjusted to give effect to any assignments of the Tranche F Term Loan Commitments pursuant to subsection 11.1B. Each Tranche F Term Lender's Tranche F Term Loan Commitment shall expire immediately and without further action on November 27, 1996 if the Tranche F Term Loans are not made on or before that date. Company may make only one borrowing on the Fourth Amendment Effective Date under the Tranche F Term Loan Commitments. Amounts borrowed under this subsection 2.1A(viii) and subsequently repaid or prepaid may not be reborrowed.

             (ix) Tranche G Term Loans. Each Tranche G Term Lender severally agrees to lend to Company on the Fourth Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche G Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Tranche G Term Lender's Tranche G Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche G Term Loan Commitments is $25,000,000; provided that the Tranche G Term Loan Commitments of Tranche G Term Lenders shall be adjusted to give effect to any assignments of the Tranche G Term Loan Commitments pursuant to subsection 11.1B. Each Tranche G Term Lender's Tranche G Term Loan Commitment shall expire immediately and without further action on November 27, 1996 if the Tranche G Term Loans are not made on or before that date. Company may make only one borrowing on the Fourth Amendment Effective Date under the Tranche G Term Loan Commitments. Amounts borrowed under this subsection 2.1A(ix) and subsequently repaid or prepaid may not be reborrowed."

         B. THE REGISTER. Subsection 2.1D(ii) of the Credit Agreement is hereby amended by deleting the phrase "the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment and the Tranche D Term Loan Commitment" and by substituting therefor the phrase "each Type of Term Loan Commitment".

         C. NOTES. Subsection 2.1E of the Credit Agreement is hereby amended by adding at the end thereof the following:

             "Company shall execute and deliver on the Fourth Amendment Effective Date (i) to each Tranche E Term Lender (or to Agent for that Lender) a Tranche E Term Note substantially in the form of Exhibit XXVI-A annexed hereto to evidence that Lender's Tranche E Term Loan Commitment, in the principal amount of that Lender's Tranche E Term Loan and that Lender's Tranche E Term Loan Commitment and with other appropriate insertions, (ii) to each Tranche F Term Lender (or Agent for that Lender) a Tranche F Term Note substantially in the form of Exhibit XXVI-B annexed hereto to evidence that Lender's Tranche F Term Loan, in the principal amount of that Lender's Tranche F Term Loan and with other appropriate insertions and (iii) to each Tranche G Term Lender (or to Agent for that Lender) a Tranche G Term Note substantially in the form of Exhibit XXVI-C annexed hereto to evidence that Lender's Tranche G Term Loan, in the principal amount of that Lender's Tranche G Term Loan and with other appropriate insertions."

         D. INTEREST. Subsection 2.2A of the Credit Agreement is hereby amended by deleting the phrases "Tranche B Term Loans", "Tranche C Term Loans" and "Tranche D Term Loans" each place each such phrase appears and by substituting therefor the phrases "Tranche B Term Loans and Tranche E Term Loans", "Tranche C Term Loans and Tranche F Term Loans" and "Tranche D Term Loans and Tranche G Term Loans", respectively.

         E. INTEREST PERIODS. Subsection 2.2B(v) is hereby amended by deleting the phrases "Tranche B Term Loans", "Tranche C Term Loans" and "Tranche D Term Loans" each place each such phrase appears and by substituting therefor the phrases "Tranche B Term Loans and Tranche E Term Loans", "Tranche C Term Loans and Tranche F Term Loans" and "Tranche D Term Loans and Tranche G Term Loans", respectively.

         F. SCHEDULED PAYMENTS. Subsection 2.4A of the Credit Agreement is hereby amended by adding at the end thereof the following:

             "(v) Scheduled Payments of Tranche E Term Loans. Company shall make principal payments on the Tranche E Term Loans in equal quarterly installments on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 1996, such quarterly installments to comprise the aggregate amounts set forth opposite the corresponding Payment Period as follows:

                                           Scheduled Repayment
         Payment Period                    of Tranche E Term Loans

         December 15, 1996 - June 15, 1997           $    562,500
         September 15, 1997 - June 15, 1998          $    750,000
         September 15, 1998 - June 15, 1999          $    750,000
         September 15, 1999 - June 15, 2000          $    750,000
         September 15, 2000 - June 15, 2001          $    750,000
         September 15, 2001 - June 15, 2002          $ 71,437,500
                                                     ------------
                                                     $ 75,000,000

    ; provided that the scheduled installments of principal of the Tranche E Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided still further that the Tranche E Term Loans and all other amounts owed hereunder with respect to the Tranche E Term Loans shall be paid in full no later than June 15, 2002, and the final installment payable by Company in respect of the Tranche E Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche E Term Loans.

             (vi) Scheduled Payments of Tranche F Term Loans. Company shall make principal payments on the Tranche F Term Loans in equal quarterly installments on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 1996, such quarterly installments to comprise the aggregate amounts set forth opposite the corresponding Payment Period as follows:

                                           Scheduled Repayment
         Payment Period                    of Tranche F Term Loans

         December 15, 1996 - June 15, 1997           $    187,500
         September 15, 1997 - June 15, 1998          $    250,000
         September 15, 1998 - June 15, 1999          $    250,000
         September 15, 1999 - June 15, 2000          $    250,000
         September 15, 2000 - June 15, 2001          $    250,000
         September 15, 2001 - June 15, 2002          $    250,000
         September 15, 2002 - June 15, 2003          $ 23,562,500
                                                     ------------
                                                     $ 25,000,000

    ; provided that the scheduled installments of principal of the Tranche F Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided still further that the Tranche F Term Loans and all other amounts owed hereunder with respect to the Tranche F Term Loans shall be paid in full no later than June 15, 2003, and the final installment payable by Company in respect of the Tranche F Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche F Term Loans.

             (vii) Scheduled Payments of Tranche G Term Loans. Company shall make principal payments on the Tranche G Term Loans in equal quarterly installments on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 1996, such quarterly installments to comprise the aggregate amounts set forth opposite the corresponding Payment Period as follows:

                                 Scheduled Repayment
         Payment Period          of Tranche G Term Loans

         December 15, 1996 - June 15, 1997           $    187,500
         September 15, 1997 - June 15, 1998          $    250,000
         September 15, 1998 - June 15, 1999          $    250,000
         September 15, 1999 - June 15, 2000          $    250,000
         September 15, 2000 - June 15, 2001          $    250,000
         September 15, 2001 - June 15, 2002          $    250,000
         September 15, 2002 - June 15, 2003          $    250,000
         September 15, 2003 - February 15, 2004      $ 23,312,500
                                                     ------------
                                                     $ 25,000,000

    ; provided that the scheduled installments of principal of the Tranche G Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided still further that the Tranche G Term Loans and all other amounts owed hereunder with respect to the Tranche G Term Loans shall be paid in full no later than February 15, 2004, and the final installment payable by Company in respect of the Tranche G Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche G Term Loans."

         G. PREPAYMENTS AND REDUCTIONS IN COMMITMENTS. Subsection 2.4B(iii) of the Credit Agreement is hereby amended by adding the following sentence immediately after the first sentence of subparagraph (b) of subsection 2.4B(iii):

    "Upon receipt of the proceeds of the Tranche E Term Loans, the Tranche F Term Loans and the Tranche G Term Loans on the Fourth Amendment Effective Date, Company shall prepay the Tranche A Term Loans in an amount equal to such $125,000,000 in proceeds."

         H. APPLICATION OF PREPAYMENTS. Subsection 2.4B(iv) of the Credit Agreement is hereby amended as follows:

         (1) by deleting the last sentence of subparagraph (a) thereof in its entirety and by substituting therefor the following:

    "Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied (x) to each Type of Term Loan on a pro rata basis and (y) to reduce the unpaid scheduled installments of the principal of the Term Loans set forth in subsections 2.4A(i)-(vii) on a pro rata basis.";

         (2) by deleting subparagraph (b) thereof in its entirety and by substituting therefor the following:

             "(b) Application of Mandatory Prepayments of Term Loans by Order of Maturity. Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied (x) to each Type of Term Loan on a pro rata basis, (y) in the case of any mandatory prepayments to be applied to the Tranche A Term Loans from Selected Asset Proceeds pursuant to clause
    (A) of subsection 2.4B(iii)(a) or from Initial Net Debt Proceeds pursuant to clause (1) of subsection 2.4B(iii)(b), to reduce unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) in forward order of maturity for up to the immediately succeeding twelve-month period, and (z) in the case of any mandatory prepayments to be applied to the Tranche A Term Loans from the proceeds of the Tranche E Term Loans, the Tranche F Term Loans and the Tranche G Term Loans pursuant to the second sentence of subsection 2.4B(iii)(b), to reduce unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) in forward order of maturity, and in the case of all other mandatory prepayments, to reduce the unpaid scheduled installments of principal of the Term Loans set forth in subsections 2.4A(i)-(vii) on a pro rata basis; provided that, in the case of Term Loans other than the Tranche A Term Loans, upon receipt of any mandatory prepayments pursuant to subsection 2.4B(iii) with respect to which Company has given Agent written notification prior to such receipt that Company has elected to give such Term Lenders the right to waive such Lenders' right to receive such prepayment (the "WAIVABLE MANDATORY PREPAYMENT"), Agent shall notify such Term Lenders of such receipt and the amount of the prepayment to be applied to each such Lender's Term Loans; provided still further that Company shall use its reasonable efforts to notify such Term Lenders of such Waivable Mandatory Prepayment three (3) Business Days prior to the payment to Agent of such Waivable Mandatory Prepayments (it being understood that Company shall have no liabilities for failing to so notify such Lenders). In the event any such Term Lender desires to waive such Lender's right to receive any such Waivable Mandatory Prepayment, such Lender shall so advise Agent no later than the close of business on the date of such notice from Agent. In the event that any such Lender waives such Lender's right to any such Waivable Mandatory Prepayment, Agent shall apply 50% of the amount so waived by such Lender to prepay the Tranche A Term Loans and to reduce unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) on a pro rata basis. Agent shall return the remainder of the amount so waived by such Lender to Company."; and

         (3) by deleting the first sentence of subparagraph (c) thereof in its entirety and by substituting therefor the following:

    "Considering each Type of Loan being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D."

         I. USE OF PROCEEDS. Subsection 2.5A is hereby amended by adding at the end thereof the following:

    "The proceeds of the Term Loans made on the Fourth Amendment Effective Date shall be applied by the Company to repay in full amounts outstanding under the Tranche A Term Loans in forward order of maturity pursuant to clause
    (z) of subsection 2.4B(iv)(b)."

                  1.3 AMENDMENTS TO SECTION 4: CONDITIONS TO LOANS AND LETTERS OF CREDIT.

         A. CONDITIONS TO ALL LOANS. Subsection 4.2(B)(vi) of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

         1.4  AMENDMENTS TO SECTION 6: AFFIRMATIVE COVENANTS.

         A. AFFIRMATIVE COVENANTS. Section 6 of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders" in the first sentence in Section 6 and the phrase "Requisite Lenders or Majority Lenders" in subsection 6.5 thereof, respectively.

         1.5  AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS.

         A. NEGATIVE COVENANTS. Section 7 of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

         B. RESTRICTIONS ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS. Subsection 7.7 of the Credit Agreement is hereby amended as follows:

         (1) by deleting subparagraph (v) thereof in its entirety and by substituting therefor the following:

             "(v) Company and its Subsidiaries may sell (a) furniture, fixtures and/or equipment acquired after December 14, 1994 and (b) grocery stores (including furniture, fixtures and equipment located therein and acquired after December 14, 1994) opened or acquired after December 14, 1994, in each case in connection with a concurrent lease-back of such furniture, fixtures and/or equipment and/or of such grocery stores to the extent such transactions are permitted under subsection 7.10 and Agent shall release any security interests in favor of Agent for the benefit of Lenders in such furniture, fixtures and/or equipment and/or such grocery stores;"

         (2) by deleting subsection (vi) thereof in its entirety and by substituting therefor the following:

             "(vi)     (A) Company and its Subsidiaries may sell up to eight
    grocery stores in any Fiscal Year, plus, in any Fiscal Year after Fiscal Year 1995, a number of stores equal to the difference between eight and the number of stores sold under this clause (vi) in the immediately preceding Fiscal Year, which stores are no longer useful to the businesses of Company and its Subsidiaries; provided that, in addition to the foregoing, the Company may dispose of up to nine (9) southern California grocery stores in connection with its potential acquisition of up to nine (9) southern California grocery stores from Smith's; and (B) with the approval of Agent, Company and its Subsidiaries may terminate the leases on up to six (6) grocery stores or other facilities in any Fiscal Year, which grocery stores or other facilities are no longer useful to the businesses of Company and its Subsidiaries and Agent shall release any security interests in favor of Agent for the benefit of Lenders in Company's or its Subsidiaries' leasehold interests in such stores or other facilities and any personal property remaining on any such premises;"; and

         (3) by deleting the phrase "on or prior to the first anniversary of the Closing Date" from subsection (vii) thereof and by substituting therefor the phrase "on or prior to December 31, 1996".

         1.6  AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT.

         A. EVENTS OF DEFAULT. Section 8 of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

         1.7  AMENDMENTS TO SECTION 10: AGENT.

         A. AGENT. Section 10 of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

         1.8  AMENDMENTS TO SECTION 11: MISCELLANEOUS.

         A. EXPENSES. Subsection 11.2 of the Credit Agreement is hereby amended by deleting the phrase "Requisite Lenders" each place it appears and by substituting therefor the phrase "Requisite Lenders and Majority Lenders".

         B. AMENDMENTS AND WAIVERS. Subsection 11.6 of the Credit Agreement is hereby amended by adding the phrase "A. Amendments and Waivers" immediately in front of the first sentence thereof and by adding at the end thereof the following:

             "B. ADDITIONAL REQUIREMENTS FOR CERTAIN AMENDMENTS AND WAIVERS. In addition to the requirements of subsection 11.6A, no amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Holdings or Company therefrom, shall in any event be effective without the written concurrence of Majority Lenders; provided that any such amendment, modification, termination, waiver or consent which changes in any manner the definitions of "Majority Lenders" or "Majority Additional Class Lenders" shall be effective only if evidenced by a writing signed by or on behalf of all Lenders affected thereby. In addition, no amendment, modification, termination or waiver of any provision of subsection 2.4 which has the effect of changing any interim scheduled payments, voluntary or mandatory prepayments or Commitment reductions applicable to any Additional Class (an "AFFECTED ADDITIONAL CLASS") in a manner that disproportionately disadvantages such Additional Class relative to the other Additional Class shall be effective without the written concurrence of the Majority Additional Class Lenders of the Affected Additional Class (it being understood and agreed that any amendment, modification, termination or waiver of any provision which only postpones or reduces any interim scheduled payment, voluntary or mandatory prepayment or Commitment reduction from those set forth in subsection 2.4 with respect to only one Additional Class shall be deemed to not disproportionately disadvantage the other Additional Class and, therefore, shall not require the consent of Majority Additional Class Lenders of such other Additional Class)."

        1.9  ADDITION TO AND MODIFICATION OF SCHEDULES TO THE CREDIT AGREEMENT

         A. LENDERS' COMMITMENTS AND PRO RATA SHARES. The Credit Agreement is hereby amended by adding thereto a new Schedule 2.1 in the form of Annex A to this Amendment.

        1.10 ADDITION TO AND MODIFICATION OF EXHIBITS TO THE CREDIT AGREEMENT

         A. NOTICE OF BORROWING. Exhibit I to the Credit Agreement is hereby amended by deleting the phrase "Tranche [A][B][C][D] Term/Revolving Loans" each place it appears and by substituting therefor the phrase "Tranche
[A][B][C][D][E][F][G] Term/Revolving Loans".

         B. NOTICE OF CONVERSION/CONTINUATION. Exhibit II to the Credit Agreement is hereby amended by deleting the phrase "[Tranche [A] [B] [C] [D] Term/Revolving] Loans" each place it appears and by substituting therefor the phase "[Tranche [A] [B] [C] [D] [E] [F] [G] Term/Revolving] Loans".

         C. ASSIGNMENT AGREEMENT. Exhibit XXII to the Credit Agreement is hereby amended by deleting the Schedule of Terms therefrom and by substituting therefor a new the Schedule of Terms in the form of Annex B to this Amendment.

         D. ADDITIONAL TERM NOTES. The Credit Agreement is hereby amended by adding thereto new Exhibits XXVI-A, XXVI-B, and XXVI-C in the forms of Annexes C, D and E, respectively, to this Amendment.


         SECTION 2.     CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

         A. On or before the Fourth Amendment Effective Date, each of New Holdings and Company shall deliver to Agent for Lenders five originally executed copies of the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

        1. Certified copies of Company's Certificate of Incorporation, or a certificate by its corporate secretary or an assistant secretary certifying that there has been no change in the Company's Certificate of Incorporation subsequent to the Closing Date, except as disclosed in such certificate and attaching thereto copies of any such amendments certified by the Secretary of State of Delaware, together with a good standing certificate from the Secretary of State of the States of Delaware and California, each dated a recent date prior to the Fourth Amendment Effective Date;

        2. Copies of Company's Bylaws, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary or a certificate by such secretary or assistant secretary certifying that there has been no change in the Bylaws subsequent to the Closing Date;

        3. Resolutions of each of New Holdings' and Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and, in the case of Company, approving and authorizing the execution, delivery and payment of the Term Notes issued to the Tranche E Term Lenders, the Tranche F Term Lenders and the Tranche G Term Lenders (the "NEW TERM NOTES"), certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

        4. Signature and incumbency certificates of its officers executing this Amendment and, in the case of Company, the New Term Notes; and

        5. This Amendment executed by each of New Holdings, Company and each Credit Support Party, the New Term Notes, executed by Company, drawn to the order of each of the Tranche E Term Lenders, the Tranche F Term Lenders and the Tranche G Term Lenders.

         B. On or before the Fourth Amendment Effective Date, Lenders and their counsel shall have received originally executed copies of one or more favorable written opinions of Jan Charles Gray, Esq., General Counsel to Company, and the Latham & Watkins, Counsel to Loan Parties, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Fourth Amendment Effective Date, substantially in the form set forth in Annex F hereto and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

         C. Requisite Lenders and Requisite Class Lenders for Class Lenders having Tranche B Term Loan Exposure, Tranche C Term Loan Exposure and Tranche D Term Loan Exposure shall have executed and delivered copies of this Amendment to Agent.

         D. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


                       SECTION 3.    REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, each of New Holdings and Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each Loan Party party hereto has all requisite corporate power and authority to enter into this Amendment and each such Loan Party has all requisite power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents as amended by this Amendment (the "AMENDED AGREEMENTS").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party hereto and the performance of the Amended Agreements have been duly authorized by all necessary corporate action on the part of each of such Loan Party.

         C. GOVERNMENTAL CONSENTS. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by each of such Loan Party of the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         D. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Loan Party party hereto and is the legally valid and binding obligations of each Loan Party party hereto and the Amended Agreements are the legally valid and binding obligations of each of such Loan Party, in each case enforceable against New Holdings, Company and the other Loan Parties party hereto in accordance with the respective terms of this Amendment and the Amended Agreements, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         F. ABSENCE OF DEFAULT. No event nts Security Agreement, in each case as amended through the Fourth Amendment Effective Date, pursuant to which Company has (i) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations and (ii) pledged certain Collateral to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. New Holdings has entered into the Holdings Guaranty and is a party to the Holdings Pledge Agreement, the Security Agreement, and the Deposit Accounts Security Agreement, in each case as amended through the Fourth Amendment Effective Date, pursuant to which New Holdings has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations (as defined in each of the Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its obligations under the Holdings Guaranty, as the case may be. Each of Falley's, Cala Co, F4LSC, Bay Area, Cala, Bell Markets, Alpha Beta, F4LGM, F4L Merchandising, F4L California and Crawford (each as defined in the Collateral Documents) is a party to each of the Guaranty, the Security Agreement, the Trademark Security Agreement, the Deposit Accounts Security Agreement, its respective Pledge Agreement, its respective Deed of Trust, if applicable, in each case as amended through the Fourth Amendment Effective Date, pursuant to which each of such Subsidiaries of Company has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure their respective Secured Obligations (as defined in each of the Security Agreement, the Trademark Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. F4LGM is a party to the F4LGM Security Agreement, as amended through the Fourth Amendment Effective Date, pursuant to which F4LGM has pledged certain Collateral to Agent to secure its obligations under the Guaranty. New Holdings, Company and each of such Subsidiaries of Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Holdings Guaranty, the Holdings Pledge Agreement, the Security Agreement, the Deposit Accounts Security Agreement, the Guaranty, the Trademark Security Agreement, the Pledge Agreements, the Deeds of Trust, the Collateral Account Agreement, and the F4LGM Security Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreements and the Notes defined therein.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except as otherwise expressly provided by this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreements and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


         SECTION 5.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to any such agreement shall mean and be a reference to the Amended Agreements.

        (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 11.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.




         [Remainder of page intentionally left blank]
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                          RALPHS GROCERY COMPANY


                          By:
                          Title:



                          FOOD 4 LESS HOLDINGS, INC.


                          By:
                          Title:



                          FALLEY'S, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          CALA CO.,
                          as a Credit Support Party


                          By:
                          Title:



                          FOOD 4 LESS OF SOUTHERN CALIFORNIA,
                          as a Credit Support Party


                          By:
                          Title:



                          BAY AREA WAREHOUSE STORES, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          CALA FOODS, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          BELL MARKETS, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          ALPHA BETA COMPANY,
                          as a Credit Support Party


                          By:
                          Title:



                          FOOD 4 LESS GM, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          FOOD 4 LESS MERCHANDISING, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          FOOD 4 LESS OF CALIFORNIA, INC.,
                          as a Credit Support Party


                          By:
                          Title:



                          CRAWFORD STORES, INC.,
                          as a Credit Support Party


                          By:
                          Title:





                          BANKERS TRUST COMPANY, INDIVIDUALLY AND AS AGENT


                          By:
                          Title:



                          BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, individually and as Co-Arranger



                          By:
                          Title:



                          THE CHASE MANHATTAN BANK, N.A.,
                          individually and as Co-Arranger



                          By:
                          Title:



                          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, individually and as Co-Arranger



                          By:
                          Title:



                          By:
                          Title:



                          CREDIT SUISSE, individually and as Co-Arranger



                          By:
                          Title:



                          By:
                          Title:




                          THE MITSUBISHI TRUST AND BANKING CORPORATION, individually and as Co-Arranger



                          By:
                          Title:



                          UNION BANK OF CALIFORNIA, N.A., individually and as Co-Arranger



                          By:
                          Title:



                          UNITED STATES NATIONAL BANK OF OREGON, individually and as Co-Arranger



                          By:
                          Title:



                          WELLS FARGO BANK, N.A., individually and as
                          Co-Arranger



                          By:
                          Title:



                          BANQUE PARIBAS, individually and as Co-Agent



                          By:
                          Title:



                          By:
                          Title:



                          CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, individually and as Co-Agent



                          By:
                          Title:



                          ACADIA PARTNERS, L.P.



                          By:
                          Title:



                          BANK OF AMERICA ILLINOIS



                          By:
                          Title:



                          THE BANK OF NOVA SCOTIA



                          By:
                          Title:



                          AERIES FINANCE LTD.
                              By: Chancellor Senior Secured Management, Inc., as Financial Manager



                          By:
                          Title:


                          CAPTIVA FINANCE LTD.
                              By: Chancellor Senior Secured Management, Inc., as Financial Manager



                          By:
                          Title:


                          CERES FINANCE LTD.
                              By: Chancellor Senior Secured Management, Inc., as Financial Manager



                          By:
                          Title:


                          STRATA FUNDING LTD.
                              By: Chancellor Senior Secured Management, Inc., as Financial Manager



                          By:
                          Title:





                          RESTRUCTURED OBLIGATIONS BACKED BY SENIOR ASSETS B.V.
                              By: Chancellor Senior Secured Management, Inc., as Portfolio Advisor



                          By:
                          Title:


                          STICHTING RESTRUCTURED OBLIGATIONS BACKED BY SENIOR ASSETS 2 (ROSA2)
                              By: Chancellor Senior Secured Management, Inc., as Portfolio Advisor



                          By:
                          Title:


                          KEYPORT LIFE INSURANCE COMPANY
                              By: Chancellor Senior Secured Management, Inc., as Portfolio Advisor


                          By:
                          Title:


                          CITIBANK, N.A.



                          By:
                          Title:



                          DAI-ICHI KANGYO BANK, LIMITED, LOS ANGELES AGENCY



                          By:
                          Title:



                          FIRST NATIONAL BANK OF BOSTON



                          By:
                          Title:



                          FIRSTRUST BANK



                          By:
                          Title:



                          FLEET CAPITAL



                          By:
                          Title:



                          INDOSUEZ CAPITAL FUNDING II, LIMITED

                              By: Indosuez Capital as Portfolio Advisor



                          By:
                          Title:


                          THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY



                          By:
                          Title:



                          JACKSON NATIONAL LIFE INSURANCE COMPANY

                              By: PPM America, Inc., as Attorney in Fact, on behalf of Jackson National Life Insurance Company



                          By:
                          Title:



                          LEHMAN COMMERCIAL PAPER INC.



                          By:
                          Title:



                          MASSACHUSETTS MUTUAL CORPORATE VALUE PARTNERS, LTD.



                          By:
                          Title:



                          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                          By:
                          Title:



                          MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management, L.P., as
                              Investment Advisor



                          By:
                          Title:



                          MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                          By:
                          Title:



                          MORGAN STANLEY SENIOR FUNDING, INC.



                          By:
                          Title:



                          NATIONSBANK, N.A.



                          By:
                          Title:



                          NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY



                          By:
                          Title:



                          OAK HILL SECURITIES FUND, L.P.



                          By:
                          Title:



                          PILGRIM AMERICA PRIME RATE TRUST



                          By:
                          Title:



                          PRIME INCOME TRUST



                          By:
                          Title:



                          PROTECTIVE LIFE INSURANCE COMPANY



                          By:
                          Title:



                          SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research, as Investment Advisor



                          By:
                          Title:



                          SENIOR HIGH INCOME PORTFOLIO, INC.



                          By:
                          Title:



                          SIROCCA LIMITED PARTNERSHIP

                              By: Planden Corporation, General Partner



                          By:
                          Title:



                          THE SUMITOMO TRUST & BANKING CO., LTD., LOS ANGELES AGENCY



                          By:
                          Title:



                          TRANSAMERICA BUSINESS CREDIT CORPORATION



                          By:
                          Title:



                          VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST



                          By:
                          Title: